                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 2002
                                                         -----------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

             DELAWARE                                      13-0853260
-----------------------------------               -----------------------------
   (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
         OF INCORPORATION)                           IDENTIFICATION NUMBER)

    115 RIVER ROAD, BUILDING 10
       EDGEWATER, NEW JERSEY                                  07020
-----------------------------------                      --------------
       (ADDRESS OF PRINCIPAL                               (ZIP CODE)
        EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

        Hanover Direct, Inc. has announced the election of Mr. Robert H. Masson as a member of the Board of Directors of the Company effective January 1, 2003, and the resignation of Mr. J. David Hakman as a member of the Board of Directors of the Company effective December 31, 2002, as described more fully in the Press Release attached hereto as Exhibit 20.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit 20.1 - Press Release dated December 30, 2002 in regard to the election of Robert H. Masson as a member of the Company's Board of Directors and the resignation of Mr. J. David Hakman as a member of the Board of Directors of the Company.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HANOVER DIRECT, INC.
                                         ---------------------------------------
                                                       (Registrant)

December 30, 2002                        By:     /s/ Edward M. Lambert
                                         ---------------------------------------
                                         Name:  Edward M. Lambert
                                         Title: Executive Vice President and
                                                Chief Financial Officer